Monetta Family of Mutual Funds
Dear Fellow Shareholders:                                  July 29, 1998

The stock market, during the second quarter, was volatile with very mixed investment results. On the surface, it would appear to be a solid performance quarter, but it was significantly impacted by a handful of large capitalization stocks. In fact, 66% of all common stocks declined during the quarter. Especially noteworthy was that 15% of all NYSE common stocks and 27% of NASDAQ stocks declined more than 20%.

In terms of sector performance, the larger capitalization stocks significantly outperformed the smaller capitalization stocks. This large cap dominance is a trend that started in 1994 reflecting moderate economic growth and rising consumer confidence. Also, based on an extended economic cycle, investors are willing to pay up for higher EPS stability and predictability.

Small-cap stocks are currently trading near their multiple lows reached early in the 1990 recession. And, similar to Sylvester Stallone's near knock-out in the movie "Rocky," the question is, can small stocks overcome their beating against the large capitalization stocks to come out on top? We think they can, as they offer good fundamental value and strong earnings growth opportunities. What is needed is a period of accelerating economic growth and for investors not to "throw in the towel" when valuations are so compelling.

Our Family of Funds mirrored the performance disparity between the major market indices since year-end. The Mid-Cap and Large-Cap Funds outperformed the Small-Cap Funds while the Balanced and Bond Funds posted solid returns. The investment strategy has been to dollar average into our stronger holdings during market pullbacks, thereby creating a focused portfolio that should benefit from further market rallies.

In terms of industry sector weightings we generally increased exposure to the Industrial and Consumer areas. Concurrently, we reduced the weighting in Technology and Financial sectors. The shift was mostly due to valuation concerns and robust U.S. economic growth, despite Asian problems. Although early, we are beginning to emphasize the Energy area as the demand/supply situation should improve later this year as we anticipate moderate economic growth.

The major issues for investors today are valuation and liquidity. It appears that the large capitalization stocks are reasonably valued; not overly expensive, but no great bargain either. There appears to be many investment opportunities in the mid and small-cap areas which could benefit from the valuation discrepancies between the capitalization sectors.

Overall, money flows into the market continue to be very positive; and the strong dollar is attracting foreign funds into the U.S. market, which suggest we have a long time to go before pronouncing this bull market dead.

Thank you for being one of our valued shareholders.

Best Personal Regards,
Robert S. Bacarella
President and Founder

Table of Contents

Performance Highlights

      Monetta Fund                           3
      Monetta Small-Cap Equity Fund          4
      Monetta Mid-Cap Equity Fund            5
      Monetta Large-Cap Equity Fund          6
      Monetta Balanced Fund                  7
      Monetta Intermediate Bond Fund         8
      Monetta Government Money Market Fund   9


Schedule of Investments

      Monetta Fund                          10
      Monetta Small-Cap Equity Fund         11
      Monetta Mid-Cap Equity Fund           12
      Monetta Large-Cap Equity Fund         13
      Monetta Balanced Fund                 14
      Monetta Intermediate Bond Fund        16
      Monetta Government Money Market Fund  16


Financial Statements

      Statements of Assets & Liabilities    17
      Statements of Operations              18
      Statements of Changes in Net Assets   19
      Notes to Financial Statements         21

Footnote:

Past Performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. Historically, small company stocks have been more volatile than large company stocks, U. S. Government Bonds, and Treasury Bills. An investment in the Government Money Market Fund is neither insured nor guaranteed by the U. S. Government. There can be no assurance that the Fund will be able to maintain a stable $1.00 per share net asset value. References to individual securities are the views of the Advisor at the date of this report and may change. References are not a recommendation to buy or sell any security. Fund holdings are subject to change. Since indices are unmanaged, it is not possible to invest in them. Sources for performance data include Lipper Analytical Services, Inc., and Frank Russell Company.

Monetta Fund                                              Period ended 6/30/98

Investment Objective:         Market Capitalization Range    Total Net Assets:
Capital Appreciation/Income   $50 million - $1 billion       $155.2 million

Performance:                                Average Annual Total Return

                                            1 Year    5 Year      10 Year
Monetta Fund                                14.0%     10.8%       13.0%
Russell 2000*                               16.5%     16.1%       13.6%
NASDAQ Composite*                           31.4%     21.9%       17.0%

*Source Lipper Analytical Services, Inc.

[Performance Graph Appears Here]

Measurment Period           Monetta       Russell
(Fiscal Year Covered)       Fund          2000         NASDAQ
9/88                        10,233         9,906        9,824
12/88                       10,285         9,840        9,664
3/89                        10,606        10,598       10,307
6/89                        11,454        11,273       11,030
9/89                        11,996        12,034       11,983
12/89                       11,851        11,439       11,524
3/90                        12,486        11,186       11,035
6/90                        13,964        11,617       11,713
9/90                        11,270         8,767        8,729
12/90                       13,198         9,207        9,471
3/91                        15,643        11,945       12,219
6/91                        16,112        11,760       12,058
9/91                        18,292        12,719       13,349
12/91                       20,575        13,448       14,856
3/92                        20,706        14,456       15,297
6/92                        19,385        13,470       14,280
9/92                        19,961        13,856       14,779
12/92                       21,704        15,923       17,152
3/93                        20,265        16,604       17,486
6/93                        20,415        16,966       17,836
9/93                        22,003        18,450       19,327
12/93                       21,812        18,934       19,683
3/94                        21,236        18,431       18,838
6/94                        20,085        17,714       17,888
9/94                        21,499        18,943       19,366
12/94                       20,456        18,589       19,054
3/95                        22,428        19,446       20,707
6/95                        23,978        21,269       23,652
9/95                        26,965        23,370       26,441
12/95                       26,189        23,876       26,659
3/96                        26,592        25,094       27,907
6/96                        27,416        26,350       30,025
9/96                        27,367        26,439       31,088
12/96                       26,612        27,814       32,714
3/97                        24,680        26,376       30,957
6/97                        29,754        30,651       36,541
9/97                        35,702        35,213       42,713
12/97                       33,581        34,033       39,792
3/98                        37,275        37,456       46,517
6/98                        33,931        35,711       48,014

Past performance is no guarantee of future results. The graph above to the right compares the change in value of a $10,000 investment in the Monetta Fund, the Russell 2000 Stock Index, and the NASDAQ Composite Index with dividend and capital gains reinvested. The Russell 2000 Stock Index is a broad measure representative of the general market, while the NASDAQ measures performance of stocks in the over-the-counter market. Since the S & P 500 and the Russell 2500 are not appropriate indices, they are no longer reflected on the above graph. Had they been reflected, the value of a $10,000 investment at the end of 10 years per the S & P 500 and the Russell 2500 indices would be $53,507 and $40,765, respectively. Please refer to footnote at bottom of Page 2.

PORTFOLIO COMPOSITION                    TOP 5 EQUITY HOLDINGS:
                                                               % of Net Assets
                                         Styling Technology Corp.        2.3%
                                         Budget Group, Inc. - CL A       2.1%
                                         SteriGenics Int'l, Inc.         2.0%
                                         Aeroflex, Inc.                  2.0%
                                         D&K Healthcare Resources, Inc.  2.0%
                                         Total Top 5 Holdings           10.4%

COMMENTARY

The Monetta Fund posted a return of 1.0% for the first six months of 1998, compared to the Russell 2000 benchmark return of 4.7%. Over the previous 12-month period, the Monetta Fund reported a return of 14.0%, which is in line with the Russell 2000 return of 16.5%.

Despite a conscious decision to limit our exposure to groups directly related to the Asian situation such as telecommunications equipment, semiconductors and electronic products, we suffered severe pullbacks in several stocks in these groups. In addition, the energy sector continues to perform poorly due to the drop in crude oil prices. Strong performance in our medical technology, housing and retail stocks was not enough to offset the stocks which declined due to any real or perceived impact from the Asian crisis.

We continue to follow our investment discipline of focusing on early-stage growth companies with strong fundamentals at reasonable valuation levels. The top five holdings listed above are a good representation of the types of exciting high-growth companies in our portfolio. With the exception of Budget Group, which is familiar to most people as one of the large car rental companies, our companies are not well-known to the lay person - or Wall Street for that matter. For example, Styling Technology Corporation markets high quality salon products and is growing rapidly, but it is not widely followed on Wall Street. We are convinced that these types of companies will become household names as they grow, and we take satisfaction in discovering them early. You will notice that several of our companies have graduated to our mid-cap portfolio as they have grown.

As we move into the second half of 1998, we are very excited about the positioning of the securities in the Monetta Fund. In anticipation of strong earnings reports, we have taken the opportunity to add to our positions which have pulled back along with the small-cap market. As always, we continue to sell or reduce positions which have reached our predetermined price targets without an appreciable improvement in company fundamentals.

There has been a lot of talk in the press about whether small-cap stocks are dead and never to be heard from again. This is encouraging to us because when the general press picks up on the poor relative performance of small-cap stocks versus the larger companies it may mean that we are at a positive inflection point for small-cap stocks. Relative valuations on small-cap stocks are at a 10 year low versus the big-caps, and many industry experts feel that there may never be a better time to move money into the small-cap arena.

Monetta Small-Cap Equity Fund                             Period ended 6/30/98

Investment Objective:     Market Capitalization Range:       Total Net Assets:
Capital Appreciation      under $1 billion                   $3.8 million

Performance:                              Average Annual Total Return
                                                            Since Inception
                                          1 Year            2/1/97
Monetta Small-Cap Equity Fund             29.6%             35.5%
Russell 2000*                             16.5%             17.7%

*Source Lipper Analytical Services, Inc.

[Performance Graph Appears Here]

Measurement Period           Small-Cap      Russell
(Fiscal Year Covered)        Fund           2000
12/96                        10,000         10,000
3/97                          9,490          9,297
6/97                         11,820         10,804
9/97                         15,089         12,412
12/97                        14,716         11,996
3/98                         15,956         13,203
6/98                         15,317         12,588

Past performance is no guarantee of future results. The graph above to the right compares the change in value of a $10,000 investment in the Monetta Fund, the Russell 2000 Stock Index, and the NASDAQ Composite Index with dividend and capital gains reinvested. The Russell 2000 Stock Index is a broad measure representative of the general market, while the NASDAQ measures performance of stocks in the over-the-counter market. Since the S & P 500 and the Russell 2500 are not appropriate indices, they are no longer reflected on the above graph. Had they been reflected, the value of a $10,000 investment at the end of 10 years per the S & P 500 and the Russell 2500 indices would be $53,507 and $40,765, respectively. Please refer to footnote at bottom of Page 2.

PORTFOLIO COMPOSITION                  TOP 5 EQUITY HOLDINGS:

                                                               % of Net Assets
                                       Styling Technology Corp.          2.3%
                                       Budget Group, Inc. - CL A         2.1%
                                       SteriGenics Int'l, Inc.           2.0%
                                       Aeroflex, Inc.                    2.0%
                                       D&K Healthcare Resources, Inc.    2.0%
                                       Total Top 5 Holdings             10.4%

COMMENTARY

The Monetta Small-Cap Equity Fund continues to post strong results, recording a 29.6% one-year return, compared to the Russell 2000 benchmark return of 16.5%. For the first six months of 1998, the Monetta Small-Cap Fund posted a 4.1% return, which was comparable to the Russell 2000 return of 4.7%.

In 1998, we have had strong performance in the pharmaceutical and medical technology sectors. In particular, D&K Healthcare and SteriGenics each representing 2% of the portfolio have performed extremely well. Our lagging sectors were telecommunications and semiconductors, due in large part to earnings disappointments resulting from the Asian crisis.

As we have communicated to you in prior reports, the Monetta Small-Cap Fund is a focused portfolio of small capitalization stocks. You will notice that the top five holdings represent approximately 23% of the portfolio. The relatively small asset size of the Fund allows us to concentrate the number of holdings, and we plan to continue to hold approximately 25-35 positions in the Fund.

While we have posted very strong results, small-cap stocks, in general, have badly lagged larger capitalization stocks. A number of industry pundits have been saying for the past six to nine months that they expect this situation to reverse shortly. To date, this still has not occurred. The liquidity and perceived safety of investing in big-cap stocks has continued to push these high-priced stocks to even higher levels.

We continue to find value in the small-cap arena, and we are having little difficulty finding what we consider to be solid, high-growth companies at reasonable valuation levels. This is an exciting time to be investing in small capitalization companies which we expect will be the fuel for the growth of our economy. Since the Monetta Small-Cap Fund's inception in February 1997, we have posted very strong returns and look forward to building on this solid foundation.

Monetta Mid-Cap Equity Fund                               Period ended 6/30/98

Investment Objective:     Market Capitalization Range:       Total Net Assets:
Capital Appreciation      $1 billion - $5 billion            $22.4 million

Performance:                              Average Annual Total Return
                                                               Since Inception
                                          1 Year        5 Year    3/1/93
Monetta Mid-Cap Equity Fund               20.9%         19.8%     22.4%
S & P 400*                                27.1%         18.5%     18.5%

*Source Lipper Analytical Services, Inc.

[Performance Graph Appears Here]

Mearsurement Period       Mid-Cap
(Fiscal Year Covered)     Fund        S & P 400     S & P 500
3/1/93                    10,000         10,000        10,000
3/93                      11,670         10,220        10,080
6/93                      11,880         10,455        10,120
9/93                      13,120         10,978        10,383
12/93                     13,540         11,274        10,622
3/94                      13,475         10,793        10,218
6/94                      13,109         10,399        10,258
9/94                      13,887         11,103        10,759
12/94                     13,835         10,817        10,757
3/95                      14,835         11,692        11,804
6/95                      16,536         12,723        12,929
9/95                      17,603         13,965        13,955
12/95                     17,233         14,165        14,785
3/96                      18,717         15,037        15,579
6/96                      19,106         15,470        16,277
9/96                      19,855         15,920        16,779
12/96                     21,402         16,885        18,177
3/97                      21,314         16,634        18,666
6/97                      24,277         19,085        21,922
9/97                      27,761         22,145        23,563
12/97                     27,639         22,329        24,240
3/98                      30,239         24,787        27,619
6/98                      29,362         24,257        28,536

Past performance is no guarantee of future results. The graph above to the right compares the change in value of a $10,000 investment in the Monetta Mid-Cap Equity Fund to the S & P 400. The S & P 400 index is a broad measure representative of the general market. Since the S & P 500 is not an appropriate index, it is no longer reflected on the above graph. Had it been reflected, the value of a $10,000 investment since inception per the S & P 500 index would be $28,536. Please refer to footnote at bottom of Page 2.

PORTFOLIO COMPOSITION                     TOP 5 EQUITY HOLDINGS:

                                                               % of Net Assets
                                          Budget Group, Inc. - CL A     3.3%
                                          Newcourt Credit Group, Inc.   3.1%
                                          Hertz Corp. - CL A            3.0%
                                          Applied Power, Inc. - CL A    2.9%
                                          SPS Technologies, Inc.        2.9%
                                          Total Top 5 Holdings         15.2%

COMMENTARY

The Monetta Mid-Cap Equity Fund posted a 6.2% gain during the first half of 1998 following a 2.9% decline in the second quarter. By comparison, the S&P 400 index gained 8.6% for the six months and dipped 2.1% for the second quarter.

The variance in the fund's performance, since year-end can be attributed to its under weighting in the technology sector as we realized profits in this sector due to valuation and earnings concerns. As a result, the Fund did not participate in the sharp rally in technology shares late in the second quarter.

Despite the solid year-to-date gains, the market continues to follow its recent script with wide price swings being a constant. A solid first quarter was followed up by an April correction and a sharp June rebound. Investors continued to hunger for liquidity, causing larger stocks to outperform mid-cap stocks, which in turn outperformed small-cap stocks.

We continue to select stocks for the Mid-Cap Fund with substantial return potential by virtue of rapid rates of earnings growth while having limited downside risk. One of our largest sector weighting is in the consumer discretionary area where we find many issues with attractive growth rates due to strong domestic employment trends and limited exposure to Southeast Asia. For example, we recently increased our exposure to the rental car group, which exhibits strong and improving growth rates at attractive entry points and is one of the few groups enjoying the flexibility to raise prices. Conversely, we decreased our weighting in technology stocks, which are rife with earnings disappointments amid increased competition and slowing overseas demand.

We remain confident that the Mid-Cap Fund is well-positioned to produce strong returns in a bull market while cushioning its shareholders against inevitable market volatility.

Monetta Large-Cap Equity Fund                             Period ended 6/30/98

Investment Objective:     Market Capitalization Range:       Total Net Assets:
Capital Appreciation      $5 billion +                       $4.3 million

Performance:                              Average Annual Total Return
                                                               Since Inception
                                          1 Year        2 Year    9/1/95
Monetta Large-Cap Equity Fund             15.2%         22.9%     23.1%
S & P 500*                                30.2%         32.4%     30.6%

*Source Lipper Analytical Services, Inc.

[Performance Graph Appears Here]

Measurment Period         Large-Cap
(Fiscal Year Covered)     Fund           S & P 500
9/95                      10,000         10,482
12/95                     10,574         11,105
3/96                      11,344         11,701
6/96                      11,923         12,225
9/96                      12,864         12,603
12/96                     13,555         13,653
3/97                      13,842         14,020
6/97                      15,621         16,465
9/97                      17,333         17,699
12/97                     17,167         18,207
3/98                      18,413         20,745
6/98                      18,008         21,433

Past performance is no guarantee of future results. The graph above to the right compares the change in value of a $10,000 investment in the Monetta Large-Cap Equity Fund to the S & P 500. The S & P 500 Composite index is a broad measure representative of the general market. Please refer to footnote at bottom of Page 2.

[CAPTION]

PORTFOLIO COMPOSITION                            TOP 5 EQUITY HOLDINGS:

                                                               % of Net Assets
                                            Kmart Corp.                  4.5%
                                            Galileo Int'l, Inc..         3.9%
                                            B.F. Goodrich Co.            3.5%
                                            Newcourt Credit Group, Inc.  3.4%
                                            B.J Services Co.             3.4%
                                            Total Top 5 Holdings        18.7%

COMMENTARY

The Monetta Large-Cap Equity Fund gained 4.9% for the six months ended June 1998, despite a 2.2% decline for the second quarter. This compares to the 17.7% return of the S&P 500 year-to-date and the 3.3% increase for the second quarter.

During the first half, our focus on risk control caused us to avoid many of these "nifty-fify" stocks which performed so well. In addition, we carried an over weighting in the energy sector, which was significantly impacted by plunging oil prices particularly in the second quarter. These two factors comprise the bulk of the Fund's variance versus the S&P 500 year-to-date.

The S&P 500 continues to churn out gains that are exceptional by historical standards, but these returns are driven by an increasingly narrow group of stocks. For example, the biggest 10% of the issues in the S&P 500 comprise about half of the weight of the index, and these 50 stocks collectively gained close to 30% in the first half of 1998. Armed with the conviction that the earnings of these companies will not disappoint and the knowledge that liquidity is abundant, investors continue to bid these "nifty fifty" stocks to levels unprecedented in recent memory.

However, the basic laws of finance have not been repealed. Such high returns do not come without an equal dose of risk. While we maintain core positions in a handful of these stocks, our discipline of risk control allows us to largely focus on those stocks with similarly strong growth rates which have not yet been bid up to lofty levels.

Our top five holdings highlight some of these names: Galileo, a dominant provider of computer reservation services to the travel industry, which is growing earnings and cash flow rapidly and is a business with pricing power; Newcourt Credit, which is growing operating earnings 50% and is attracting research coverage since gaining a NYSE listing in 1997; and Kmart, the discounter with a new management focus that is producing impressive margin expansion.

Our philosophy of bottom-up stock selection focuses on both appreciation of capital and risk control. With the influx of domestic and overseas money into the very biggest stocks, 1998 has certainly not been a "stock-pickers" market so far. However, we are confident that our practice of preserving capital, as well as producing positive returns, will continue to add value to shareholders over the long haul.

Monetta Balanced Fund                                     Period ended 6/30/98

Investment Objective:      Market Capitalization Range:      Average Maturity:
 Capital Appreciation       $50 million+                      6.6 Years

Total Net Assets:
 $15.7 million

Performance:                       Average Annual Total Return
                                                           Since Inception
                                   1 Year         2 Year    9/1/95
Monetta Balanced Fund              15.5%          19.2%     20.4%
Benchmark*                         23.6%          24.4%     22.7%

[CAPTION]

Measurement Period        Balanced
(Fiscal Year Covered)     Fund         Benchmark
9/95                      10,000       10,313
12/95                     10,616       10,919
3/96                      11,131       11,220
6/96                      11,913       11,577
9/96                      12,547       11,887
12/96                     13,369       12,682
3/97                      13,358       12,888
6/97                      14,642       14,615
9/97                      16,431       15,554
12/97                     16,205       16,014
3/98                      17,321       17,727
6/98                      16,923       18,254

Past performance is no guarantee of future results. The graph above to the right compares the change in value of a $10,000 investment in the Monetta Balanced Fund to the Benchmark with dividends and capital gains reinvested. *The Benchmark is a composite blend of two indices, 65% S & P (stock index), and 35% Lehman Gov't/Corp Bond (bond index). It is a hypothetical benchmark. Source Lipper Analytical Services, Inc. Please refer to footnote at bottom of Page 2.


PORTFOLIO COMPOSITION                    TOP 5 EQUITY HOLDINGS:

                                                               % of Net Assets
                                         Hertz Corp - CL A                1.7%
                                         Schawk, Inc.                     1.7%
                                         Budget Group, Inc. - CL A        1.6%
                                         Kmart Corp.                      1.6%
                                         Applied Power, Inc. - CL A       1.5%
                                         Total Top 5 Holdings             8.1%

COMMENTARY

The Monetta Balanced Fund gained 4.4% for the first half of 1998 following a 2.3% drop in the second quarter. This compares to the benchmark index which was up 13.0% year-to-date and 3.1% in the second quarter.

Approximately 58% of the assets of the Fund are invested in equities, which are chosen from among the best ideas in the Monetta Fund, Mid-Cap Fund, and Large-Cap Fund. The Balanced Fund remains our most diversified Fund since it contains both equity and fixed income securities. Equity exposure is spread among a number of industries, with the consumer discretionary sector representing the largest weighting. The Fund is well-diversified with 55 equities at mid-year. Its top five holdings represent 8.1% of net assets, including two from the Large-Cap category, two from the Mid-Cap category, and one from the Small-Cap category. Small-cap stocks currently represent the greatest weighting by capitalization (approximately 40%) given the extraordinary return potential that we see in this sector.

The fixed income portion at 37% of assets is, as always, dominated by high quality corporate issues and U. S. Treasury issues which produce income with very little risk to principal. The remaining 5% of the Fund is in cash and equivalents.

We highlight two stocks among our top five holdings. Schawk, Inc. is a leading provider of digital pre-press services to consumer products and advertising companies. As such, it plays a vital role in ensuring accuracy and consistent appearance for packaging items such as Wheaties boxes. The company is currently growing in excess of 30% on the strength of strong demand from existing customers, new customer additions, acquisitions, and margin expansion. Applied Power, also growing at greater than 30%, manufactures motion control equipment, electrical contracting tools, and technical enclosures for manufacturing, transportation, and high technology markets. Enclosures represents a particularly lucrative market.

The Fund's blend of equity and fixed income securities continues to allow conservative investors the opportunity to participate in rising stock prices while generating income which cushions against inevitable market volatility.

Monetta Intermediate Bond Fund                            Period ended 6/30/98

Investment Objective:              30-Day SEC Yield    Average Maturity:
 Capital Appreciation/Income        5.75%               4.6 Years

Total Net Assets:
 $4.2 million

Fund/Benchmark                     Average Annual Total Return
                                                            Since Inception
                                   1 Year         5 Year    (3/1/93)
Monetta Intermediate Bond Fund     9.37%          7.25%     7.58%
Lehman Gov't/Corp
 Intermediate Bond Index*          8.54%          6.11%     6.22%

*Source Lipper Analytical Services, Inc.

[Performance Graph Appears Here]

Measurment Period        Intermediate
(Fiscal Year Covered)    Bond Fund        Lehman
3/1/93                   10,000           10,007
3/93                     10,000           10,028
6/93                     10,399           10,255
9/93                     10,732           10,486
12/93                    10,817           10,504
3/94                     10,585           10,291
6/94                     10,494           10,229
9/94                     10,613           10,313
12/94                    10,705           10,302
3/95                     11,270           10,754
6/95                     11,866           11,292
9/95                     12,046           11,479
12/95                    12,282           11,883
3/96                     12,245           11,784
6/96                     12,428           11,859
9/96                     12,702           12,068
12/96                    13,074           12,364
3/97                     13,041           12,350
6/97                     13,485           12,715
9/97                     13,908           13,058
12/97                    14,238           13,338
3/98                     14,443           13,546
6/98                     14,748           13,800

Past performance is no guarantee of future results. The graph above to the right compares the change in value of a $10,000 investment in the Monetta Intermediate Bond Fund to the Lehman Government/Corporate Intermediate Bond Index. The Lehman Government/Corporate Intermediate Bond Index measures that specific segment of the bond market. Please refer to footnote at bottom of Page 2.

PORTFOLIO COMPOSITION:                            MATURITY PROFILE

                                                  1 Year or Less      5.2%
                                                  1 - 3 Years        38.1%
                                                  4 - 6 Years        41.3%
                                                  7 - 10 Years       15.1%
                                                  Over 10 Years       0.3%
                                                  Total             100.0%

COMMENTARY

For the six-month period ended June 30, 1998, the Monetta Intermediate Bond Fund returned 3.58%. The Fund outperformed its primary benchmark, the Lehman Government Corporate Intermediate Bond index, by 11 basis points. The Fund's 30-day SEC yield at June 30, 1998, was 5.75%.

The Fund was able to achieve some moderate outperformance by overweighting the corporate sectors for yield and some timely individual security upgrades. We will continue to follow this approach into the second half of 1998 and firmly believe that valuations will improve in the investment grade and high yield markets.

In our 1997 Annual Report, we commented that 1998 would debut with many questions and few answers. We were all wondering how the Asian drama would play out. How would the European Monetary Union progress? And how this union would affect the debt markets?

First, the bond market had some mild relief from "Asian Contagion" in the first quarter before a second quarter relapse. The Asian crisis appears to be deeper than most observers expected at year-end.

Secondly, European monetary union was launched in May 1998 with 11 member states representing the second largest bond market in the world after the U. S. We believe this market will provide greater depth and liquidity to the global fixed income market as it will be expected to consume nearly $5.5 trillion of new issues this year. In fact, the ability to digest this supply will be a major factor in fixed income performance for the balance of 1998. The corporate bond spreads generally steepened during the first six months of 1998 while trying to cope with the volume of new issues.

In the first half of 1998, rates did trend lower, and the curve flattened per our expectation; but it was based on a "flight to quality" rather than friendly economic data. The 2 yr. - 30 yr. curve at January 1, 1998, ranged from 5.64% to 5.92%, a 28 basis point spread, and ended June 30, 1998, at 5.46% to 5.63% range a 17 basis point spread.

The jury is still out on the impact of Asian affect on the fixed income markets as we enter the second half. We do expect the U. S. economy to grow, albeit slower, and are cautiously optimistic of the continuing decline of interest rates. We believe the risk is more on the deflationary not the inflationary side of the economy.

Monetta Government Money Market Fund                      Period ended 6/30/98

Investment Objective:              7-Day Yield:       Average Days to Maturity:
 Income and Capital Preservation    5.17%                41 Day

Total Net Assets:
  $4.9 million

Fund/Benchmark                     Average Annual Total Return
                                                            Since Inception
                                   1 Year         5 Year    (3/1/93)
Monetta Government Money
  Market Fund                      5.23%**        4.84%**   4.69%**
Lipper US Gov't Money
  Market Funds Avg.*               5.0%           4.5%      4.4%

*Source Lipper Analytical Services, Inc.

[Performance Graph Appears Here]

Measurement Period         Gov't Money-     Lipper
(Fiscal Year Covered)      Market Fund      Average
3/1/93                     10,000           10,000
3/93                       10,013           10,023
6/93                       10,072           10,088
9/93                       10,147           10,154
12/93                      10,224           10,222
3/94                       10,301           10,290
6/94                       10,396           10,374
9/94                       10,507           10,475
12/94                      10,637           10,597
3/95                       10,788           10,738
6/95                       10,950           10,885
9/95                       11,110           11,030
12/95                      11,262           11,174
3/96                       11,401           11,309
6/96                       11,539           11,440
9/96                       11,683           11,579
12/96                      11,832           11,711
3/97                       11,977           11,846
6/97                       12,126           11,988
9/97                       12,281           12,135
12/97                      12,441           12,284
3/98                       12,599           12,433
6/98                       12,760           12,585

Past performance is no guarantee of future results. **Total returns are net of advisory fees waived and voluntary absorption of all or part of the Fund's operating expenses by the Advisor. Had the advisory fee not been waived, the 7-day SEC yield would have been 4.80%, versus 5.17%. An investment in the Monetta Government Money Market Fund is neither insured or guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable $1.00 per share net asset value. Please refer to footnote at bottom of Page 2.

PORTFOLIO COMPOSITION                    ALLOCATION:


                                        Government Agencies              99.9%
                                        Short-Term Investments, Net      0.01%
                                        Total                           100.0%

COMMENTARY

For the six months ending June 30, 1998, the Monetta Government Money Market Fund continued its outstanding performance by posting a return of 2.57%. The Fund was ranked 17 out of 112 funds in the U. S. Government Money Market Fund Category, as measured by Lipper Analytical Services for the one year ended June 30, 1998. For the five year ended June 30, 1998, the Fund ranked 6 out of 84 funds. The average return of the Lipper U. S. Government Fund category was 2.45%. As of June 30, 1998, the Fund's seven-day yield was 5.17% with an average maturity of 41 days.

At the present time, the flatness of the yield curve does not warrant a longer maturity risk.

Money market yields declined slightly over the past six months as evidenced by the 60-85 day Federal Farm Credit Yield Curve which declined from 5.52% on December 31, 1997, to 5.45% on June 30, 1998.

The Federal Reserve has not seen fit to provide any additional liquidity to ease monetary policy because the soft landing scenario from the Asian crisis has not manifested itself - at least not as of first quarter Gross National Product numbers. The U. S. financial markets should begin to focus on domestic fundamentals as Japan begins to get its house in order. This should include a reduction in the government's short-term financing needs primarily due to surpluses. Also, the early report card on second quarter Gross National Product reflects a softer U. S. economic activity.

Our story has not changed - we expect slow growth and low inflation to shift the Fed's bias from a tightening to an easing monetary policy. This suggest lower rates with a more positively-sloped yield curve before year-end.

Schedule of Investments (unaudited)                              June 30, 1998

MONETTA FUND

                      Shares or                                      Quoted
                      Principle                                   Market Value
                       Amount                                    (In Thousands)

COMMON STOCK - 94.5%

Consumer Related - 38.4%                                               $59,635

Broadcasting/Cable TV - 2.7%
                      *46,000      Metro Networks, Inc.               $  1,984
                     *220,000      VDI Media                             2,145
                                                                         4,129

Recreation/Entertainment - 3.7%
                     *100,000      Avis Rent A Car, Inc.                 2,475
                     *100,000      Budget Group, Inc. - CL A             3,194
                                                                         5,669

Restaurants/Lodging - 5.0%
                      *95,300      Ark Restaurants Corp.                 1,144
                     *100,000      Hospitality Worldwide Svcs., Inc.       900
                       70,000      Innkeepers USA Trust                    884
                     *150,000      Landry's Seafood Restaurants, Inc.    2,714
                     *100,000      Logan's Roadhouse, Inc.               2,075
                                                                         7,717

Retail Manufacturers & Distribution - 8.3%
                      *60,000      Central Garden and Pet Co.            1,867
                     *110,000      Home Products Int'l., Inc.            1,279
                     *150,000      Industrial Distribution Group, Inc.   2,325
                      *60,000      Performance Food Group Co.            1,192
                      *97,500      Quaker Fabric Corp.                   1,408
                     *155,000      Styling Technology Corp.              3,565
                      *60,000      Tefron Ltd.                           1,320
                                                                        12,956

Retail Trades - 3.2%
                      *40,000      Furniture Brands Int'l., Inc.         1,123
                      *75,000      Just For Feet, Inc.                   2,137
                      *40,000      Stage Stores, Inc.                    1,810
                                                                         5,070

Miscellaneous - 15.5%
                      *45,000      American Business Info., Inc. CL A      686
                      *55,000      American Business Info., Inc. CL B      880
                      *41,000      BHI Corp.                             1,620
                      *45,000      CKS Group, Inc.                         810
                      *50,000      Consolidated Graphics, Inc.           2,950
                      *20,000      F.Y.I., Inc.                            570
                     *173,000      FTI Consulting, Inc.                  2,941
                      *90,000      FirstService Corp.                    1,147
                     *175,000      Headway Corporate Resources, Inc.     2,078
                      *94,700      MAXIMUS, Inc.                         2,723
                      *30,000      QRS Corp.                             1,129
                      *50,000      SOS Staffing Services, Inc.             878
                      200,000      Schawk, Inc.                          3,000
                     *290,000      Vestcom Int'l., Inc.                  2,682
                                                                        24,094

Industrial Related - 24.1%                                             $37,490

Energy Resources & Services - 6.4%
                      *30,000      Atwood Oceanics, Inc.              $  1,194
                     *100,000      Hanover Compressor Co.                2,706
                     *180,000      Newpark Resources, Inc.               2,003
                     *200,000      Parker Drilling Co.                   1,412
                     *100,000      Quanta Services, Inc.                 1,469
                      *50,000      The Houston Exploration Co.           1,147
                                                                         9,931

Housing - 0.7%
                      *50,000      American Homestar Corp.               1,197

Industrial & Electronics Products - 14.2%
                      *82,000      AFC Cable Systems, Inc.               2,911
                      *40,000      Advanced Lighting Technologies, Inc.    930
                       80,000      Applied Power, Inc. - CL A            2,750
                     *150,000      CMC Industries, Inc.                  1,106
                       45,000      Chart Industries, Inc.                1,074
                      *55,000      FiberMark, Inc.                         880
                     *127,100      JPM Co.                               1,517
                       80,000      MascoTech, Inc.                       1,920
                      *39,000      Mettler-Toledo Int'l., Inc.             782
                     *150,000      Pentacon, Inc.                        1,781
                       20,000      Precision Castparts Corp.             1,068
                      *45,000      SPS Technologies, Inc.                2,633
                       70,000      Spartech Corp.                        1,501
                      *75,000      Zomax Optical Media, Inc.             1,153
                                                                        22,006

Mining/Mineral Resources - 0.3%
                      *50,000      Horizon Offshore, Inc.                  491

Transportation - 1.4%
                       50,000      Expeditors Int'l. of Washington, Inc. 2,200

Miscellaneous - 1.1%
                      *80,000      Waste Industries, Inc.                1,665

Financial Related - 4.3%                                                $6,649

Financial Services - 4.3%
                      *40,000      Affiliated Managers Group, Inc.    $  1,485
                      *47,300      First Int'l Bancorp, Inc.               680
                      *40,000      Golf Trust of America, Inc.           1,375
                     *150,000      Imperial Credit Commercial Mtg.
                                       Investment                        1,959
                      *65,000      LINC Capital, Inc.                    1,150
                                                                         6,649

Medical Related - 15.4%                                                $23,837

Medical Supplies - 0.6%
                       50,000      Ballard Medical Products           $    900

Medical Technology - 3.4%
                       45,000      ADAC Laboratories                     1,012
                      *60,000      SeaMED Corp.                          1,065
                     *120,000      SteriGenics Int'l, Inc.               3,120
                                                                         5,197

Pharmaceuticals - 7.1%
                     *120,000      ChiRex, Inc.                          2,108
                     *141,600      D & K Healthcare Resources, Inc.      3,044
                       50,000      Jones Pharma, Inc.                    1,656
                      *48,000      Medicis Pharmaceutical Corp. - CL A   1,752
                     *150,000      PharMerica, Inc.                      1,809
                     *115,000      Vivus, Inc.                             694
                                                                        11,063

Schedule of Investments (unaudited)                              June 30, 1998

MONETTA FUND (CONTINUED)

                      Shares or                                      Quoted
                      Principle                                   Market Value
                       Amount                                    (In Thousands)

Physician Services - 4.3%
                     *150,000      Castle Dental Centers, Inc.           1,463
                      *87,000      Healthworld Corp.                     1,077
                      *70,000      MedQuist, Inc.                        2,021
                      *88,000      Sheridan Healthcare, Inc.             1,045
                      *63,000      Sterile Recoveries, Inc.              1,071
                                                                         6,677

Technology Related - 12.3%                                             $19,150

Computer Software and Systems - 0.9%
                      *65,000      Programmer's Paradise, Inc.        $    536
                      *30,000      QuadraMed Corp.                         819
                                                                         1,355

Computer/Office Equipment - 3.2%
                      *82,500      Norstan, Inc.                         2,068
                     *150,000      ScanSource, Inc.                      2,887
                                                                         4,955

Semiconductors - 3.9%
                      *54,000      ATMI, Inc.                              810
                      *75,500      Aavid Thermal Technologies, Inc.      2,208
                     *300,000      Aeroflex, Inc.                        3,113
                                                                         6,131

Telecommunications/Equipment - 4.3%
                      *50,000      Able Telcom Holding Corp.               900
                     *140,000      Comdial Corp.                         1,698
                      *78,000      Dycom Industries, Inc.                2,632
                     *130,000      REMEC, Inc.                           1,479
                                                                         6,709

Total Common Stocks  (Cost $129,386) (a)                               146,761

Variable Demand Notes - 0.9%
                       67,100      General Mills - 5.27%                    67
                      386,900      Johnson Controls - 5.27%                387
                      991,700      Warner Lambert - 5.25%                  992
                                                                         1,446

Commercial Paper - 5.5%
                    3,500,000      Merrill Lynch  5.53% Due 7/02/98      3,499
                    1,000,000      Merrill Lynch  5.53% Due 7/14/98        998
                    1,500,000      Banc One Funding  5.50% Due 7/15/98   1,497
                    1,500,000      Met Life Funding  5.51% Due 7/22/98   1,495
                    1,000,000      USAA Capital  5.50% Due 7/29/98         996
                                                                         8,485

Total Short-Term Investments                                             9,931

Total Investments - 100.9%  (Cost $139,317) (a)                        156,692

Other Assets Less Liabilities - (0.9%)                                 (1,468)

Net Assets - 100.0%                                                   $155,224

(a) Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $24,656; and aggregate gross unrealized depreciation is $7,281, resulting in net unrealized appreciation of $17,375 (in thousands). See accompanying notes to financial statements.
*Non-income producing security.

MONETTA SMALL-CAP EQUITY FUND

                      Shares or                                      Quoted
                      Principle                                   Market Value
                       Amount                                    (In Thousands)

COMMON STOCKS - 98.3%

Consumer Related - 42.1%                                                $1,601

Broadcasting/Cable TV - 2.6%
                     *10,000       VDI Media                            $   98

Recreation/Entertainment - 5.2%
                      *8,000       Avis Rent A Car, Inc.                   198

Restaurants/Lodging - 4.3%
                      *9,000       Landry's Seafood Restaurants, Inc.      163

Retail Manufacturers & Distribution - 3.6%
                      *6,000       Styling Technology Corp.                138

Miscellaneous - 26.4%
                      *2,000       Consolidated Graphics, Inc.             118
                     *10,000       FTI Consulting, Inc.                    170
                     *15,000       Headway Corporate Resources, Inc.       178
                      *5,000       MAXIMUS, Inc.                           144
                      *6,000       SOS Staffing Services, Inc.             105
                      10,000       Schawk, Inc.                            150
                     *15,000       Vestcom Int'l., Inc.                    139
                                                                         1,004

Industrial Related - 20.2%                                                $770

Energy Resources & Services - 7.4%
                      *4,000       Hanover Compressor Co.               $  108
                      *5,000       Newpark Resources, Inc.                  56
                      *8,000       Quanta Services, Inc.                   117
                                                                           281

Industrial & Electronics Products - 10.1%
                      *4,000       AFC Cable Systems, Inc.                 142
                      *5,000       JPM Co.                                  60
                      *7,500       Pentacon, Inc.                           89
                      *1,600       SPS Technologies, Inc.                   94
                                                                           385

Miscellaneous - 2.7%
                      *5,000       Waste Industries, Inc.                  104

Medical Related - 18.6%                                                   $708

Medical Technology - 3.4%
                      *5,000       SteriGenics Int'l., Inc.             $  130

Pharmaceuticals - 12.6%
                      *7,000       ChiRex, Inc.                            123
                      *7,000       D & K Healthcare Resources, Inc.        150
                       3,000       Jones Pharma, Inc.                       99
                      *3,000       Medicis Pharmaceutical Corp.- CL A      109
                                                                           481

Physician Services - 2.6%
                     *10,000       Castle Dental Centers, Inc.              97

Technology Related - 17.4%                                                $660

Computer Software and Systems - 2.2%
                      *3,000       QuadraMed Corp.                       $  82

Schedule of Investments (unaudited)                              June 30, 1998

MONETTA SMALL-CAP EQUITY FUND

                      Shares or                                      Quoted
                      Principle                                   Market Value
                       Amount                                    (In Thousands)

Computer/Office Equipment - 4.0%
                      *8,000       ScanSource, Inc.                        154

Semiconductors - 4.1%
                     *15,000       Aeroflex, Inc.                          156

Telecommunications/Equipment - 7.1%
                      *8,000       Comdial Corp.                            97
                     *15,000       REMEC, Inc.                             171
                                                                           268

Total Common Stocks  (Cost $3,492) (a)                                   3,739

Variable Demand Notes - 2.3%
                      53,700       Pitney Bowes - 5.27%                     54
                      32,500       Warner Lambert - 5.25%                   32
                                                                            86

Total Investments - 100.6%  (Cost $3,578) (a)                            3,825

Other Assets Less Liabilities - (0.6)%                                    (21)

Net Assets - 100.0%                                                     $3,804

(a) Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $415, and aggregate gross unrealized depreciation is $168, resulting in net unrealized appreciation of $247 (in thousands).

See accompanying notes to financial statements.

*Non-incoming producing security.

MONETTA MID-CAP EQUITY FUND

                      Shares or                                      Quoted
                      Principle                                   Market Value
                       Amount                                    (In Thousands)

COMMON STOCK - 83.1%

Consumer Related - 31.2%                                                $6,969

Food Processing - 1.5%
                       6,000       Dean Foods Co.                      $   330

Recreation/Entertainment - 8.9%
                     *23,000       Budget Group, Inc. - CL A               734
                     *13,000       Galileo Int'l., Inc.                    586
                      15,000       Hertz Corp. - CL A                      665
                                                                         1,985

Restaurants/Lodging - 3.1%
                     *25,000       Landry's Seafood Restaurants, Inc.      452
                      10,000       Patriot American Hospitality, Inc.      239
                                                                           691

Retail Manufacturers & Distribution - 1.0%
                      *4,500       Revlon, Inc. - CL A                     231

Retail Trades - 13.7%
                     *14,000       AutoZone, Inc.                          447
                       6,000       Dillard's, Inc. - CL A                  249
                     *10,000       Dominick's Supermarkets, Inc.           446
                     *15,000       Furniture Brands Int'l., Inc.           421
                     *20,000       Kmart Corp.                             385
                     *14,000       Proffitt's, Inc.                        565
                     *12,000       Stage Stores, Inc.                      543
                                                                         3,056

Miscellaneous - 3.0%
                      *3,700       Consolidated Graphics, Inc.             218
                      26,000       Shaw Industries, Inc.                   458
                                                                           676

Industrial Related - 34.7%                                              $7,770

Chemicals - 1.8%
                     *20,000       NL Industries, Inc.                 $   400

Energy Resources & Services - 11.7%
                     *22,000       BJ Services Co.                         639
                     *20,000       Hanover Compressor Co.                  541
                     *10,000       Input/Output, Inc.                      178
                     *45,000       Newpark Resources, Inc.                 501
                     *25,000       Parker Drilling Co.                     177
                     *19,000       Sante Fe Int'l. Corp.                   575
                                                                         2,611

Industrial & Electronics Products - 15.0%
                      19,000       Applied Power, Inc. - CL A              653
                      10,500       B.F. Goodrich Co.                       521
                      25,000       MascoTech, Inc.                         600
                     *15,000       Mettler-Toledo Int'l., Inc.             301
                      12,000       Precision Castparts Corp.               641
                     *11,000       SPS Technologies, Inc.                  643
                                                                         3,359

Mining/Mineral Resources - 3.1%
                      *3,045       Alumax, Inc.                            141
                      10,000       Reynolds Metals Co.                     559
                                                                           700

Schedule of Investments (unaudited)                              June 30, 1998

MONETTA MID-CAP EQUITY FUND (CONTINUED)

                      Shares or                                      Quoted
                      Principle                                   Market Value
                       Amount                                    (In Thousands)

Miscellaneous - 3.1%
                       8,000       Ball Corp.                              322
                       8,000       Bowater, Inc.                           378
                                                                           700

Financial Related - 10.3%                                               $2,295

Financial Services - 10.3%
                     *10,000       Affiliated Managers Group, Inc.     $   371
                      12,000       Bank United Corp. - CL A                575
                     *20,000       Imperial Credit Commercial Mtg.         261
                                       Investment
                      14,000       Newcourt Credit Group, Inc.             689
                     *15,000       Security Capital Group Incorp. - CL A   399
                                                                         2,295

Medical Related - 6.9%                                                  $1,553

Medical Supplies - 2.3%
                      10,000       Allegiance Corp.                    $   513

Pharmaceuticals - 4.6%
                     *25,000       PharMerica, Inc.                        302
                     *45,000       Vivus, Inc.                             271
                     *10,000       Watson Pharmaceuticals, Inc.            467
                                                                         1,040

Total Common Stocks  (Cost $17,238) (a)                                $18,587

Variable Demand Notes - 3.3%
                     460,200       General Mills - 5.27%                   460
                      60,300       Johnson Controls - 5.27%                 60
                     216,100       Pitney Bowes - 5.27%                    216
                                                                           736

Commercial Paper - 19.2%
                    1,000,000      Progress Capital  5.52% Due 7/07/98     999
                    1,000,000      Met Life  5.49% Due 7/08/98             999
                      300,000      General Reinsurance Corp.
                                   5.49% Due 7/10/98                       300
                    1,000,000      Merrill Lynch  5.54% Due 7/13/98        998
                    1,000,000      New England Electric 5.51% Due 7/23/98  997
                                                                         4,293

Total Short-Term Investments                                             5,029

Total Investments - 105.6%  (Cost $22,267) (a)                          23,616

Other Assets Less Liabilities (5.6%)                                   (1,243)

Net Assets - 100.0%                                                    $22,373

(a) Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $2,501, and the aggregate gross unrealized depreciation is $1,152, resulting in net unrealized appreciation of $1,349 (in thousands).

MONETTA LARGE-CAP EQUITY FUND

                      Shares or                                      Quoted
                      Principle                                   Market Value
                       Amount                                    (In Thousands)

COMMON STOCK - 90.2%

Consumer Related - 29.9%                                                $1,288

Broadcasting/Cable TV - 1.2%
                        600        Time Warner, Inc.                    $   51

Food Processing - 0.6%
                        300        Coca-Cola Co.                            26

Recreation/Entertainment - 7.0%
                     *3,700        Galileo Int'l., Inc.                    167
                      3,000        Hertz Corp. - CL A                      133
                                                                           300

Restaurants/Lodging - 0.7%
                        400        McDonald's Corp.                         28

Retail Manufacturers & Distribution - 3.3%
                        300        Procter & Gamble Co.                     27
                     *1,000        Revlon, Inc. - CL A                      51
                      2,000        Rubbermaid, Inc.                         66
                                                                           144

Retail Trades - 14.9%
                     *4,000        AutoZone, Inc.                          128
                        800        CVS Corp.                                31
                     *1,300        Fred Meyer, Inc.                         55
                        500        Gap, Inc.                                31
                    *10,000        Kmart Corp.                             192
                       *500        Kohls Corp.                              26
                      4,000        Limited, Inc.                           132
                     *2,000        Toys 'R' Us, Inc.                        47
                                                                           642

Miscellaneous - 2.2%
                      2,000        Browning-Ferris Industries, Inc.         70
                        300        General Electric Co.                     27
                                                                            97

Industrial Related - 37.6%                                              $1,623

Energy Resources & Services - 14.1%
                     *5,000        BJ Services Co.                      $  145
                      1,000        Coastal Corp.                            70
                      2,000        Diamond Offshore Drilling, Inc.          80
                     *4,000        Sante Fe Int'l. Corp.                   121
                      1,000        Schlumberger Ltd.                        68
                      2,000        Transocean Offshore, Inc.                89
                      2,100        Union Pacific Resources Group, Inc.      37
                                                                           610

Industrial & Electronics Products - 9.5%
                      3,000        B.F. Goodrich Co.                       149
                      2,400        Precision Castparts Corp.               128
                      1,900        Whirlpool Corp.                         131
                                                                           408

Mining/Mineral Resources - 6.7%
                      1,800        Aluminum Company of America             119
                      1,000        Nucor Corp.                              46
                      2,200        Reynolds Metals Co.                     123
                                                                           288

Schedule of Investments (unaudited)                              June 30, 1998

MONETTA LARGE-CAP EQUITY FUND (CONT.)

                      Shares or                                      Quoted
                      Principle                                    Market Value
                       Amount                                    (In Thousands)

Miscellaneous - 7.3%
                      1,400        Georgia-Pacific Group                    83
                      2,700        International Paper Co                  116
                      3,100        Tenneco, Inc.                           118
                                                                           317

Financial Related - 5.9%                                                  $254

Financial Services - 5.9%
                      3,000        Newcourt Credit Group, Inc.          $  148
                     *4,000        Security Capital Group Incorp. - CL A   106
                                                                           254

Medical Related - 5.9%                                                    $256

Medical Supplies - 2.3%
                      2,000        Allegiance Corp.                     $  102

Pharmaceuticals - 3.6%
                        300        Pfizer, Inc.                             33
                        400        Warner-Lambert Co.                       28
                     *2,000        Watson Pharmaceuticals, Inc.             93
                                                                           154

Technology Related - 10.9%                                                $472

Computer Software and Systems - 0.8%
                      * 300        Microsoft Corp.                      $   33

Computer/Office Equipment - 1.2%
                        500        Xerox Corp.                              51

Semiconductors - 2.0%
                     *2,000        Applied Materials, Inc.                  59
                        400        Intel Corp.                              30
                                                                            89

Telecommunications/Equipment - 6.9%
                      2,400        AT & T Corp.                            137
                     *2,200        AirTouch Communications, Inc.           129
                        400        Lucent Technologies, Inc.                33
                                                                           299

Total Common Stock  (Cost $3,703) (a)                                   $3,893

Variable Demand Notes - 6.8%
                    170,200       General Mills - 5.27%                    170
                    102,300       Johnson Controls - 5.27%                 102
                     19,900       Pitney Bowes - 5.27%                      20
                                                                           292

Commercial Paper - 4.6%
                    200,000      Merrill Lynch  5.54% Due 7/20/98          199

Total Short-Term Investments                                               491

Total Investments - 101.6%  (Cost $4,194) (a)                            4,384

Other Assets Less Liabilities (1.6%)                                      (71)

Net Assets - 100.0%                                                     $4,313

(a) Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $394, and aggregate gross unrealized depreciation is $204, resulting in net unrealized appreciation of $190 (in thousands).
See accompanying notes to financial statements.
*Non-income producing security.

MONETTA BALANCED FUND

                      Shares or                                      Quoted
                      Principle                                   Market Value
                       Amount                                    (In Thousands)

COMMON STOCK - 58.1%

Consumer Related - 23.2%                                                $3,650

Broadcasting/Cable TV - 1.3%
                     *21,000       VDI Media                           $   205

Food Processing - 0.5%
                       1,500       Dean Foods Co.                           82

Recreation/Entertainment - 6.1%
                      *9,000       Avis Rent A Car, Inc.                   223
                      *8,000       Budget Group, Inc. - CL A               255
                      *4,800       Galileo Int'l., Inc.                    216
                       6,000       Hertz Corp. - CL A                      266
                                                                           960

Restaurants/Lodging - 0.8%
                      *7,000       Landry's Seafood Restaurants, Inc.      127

Retail Manufacturers & Distribution - 3.0%
                      *8,000       Industrial Distribution Group, Inc.     124
                     *10,000       Styling Technology Corp.                230
                      *5,000       Tefron Ltd.                             110
                                                                           464

Retail Trades - 2.8%
                      *6,000       AutoZone, Inc.                          192
                     *13,000       Kmart Corp.                             250
                                                                           442

Miscellaneous - 8.7%
                      *2,500       BHI Corp.                                99
                     *12,500       FTI Consulting, Inc.                    213
                     *10,000       FirstService Corp.                      127
                     *15,000       Headway Corporate Resources, Inc.       178
                      *3,500       MAXIMUS, Inc.                           101
                      17,500       Schawk, Inc.                            262
                       9,000       Shaw Industries, Inc.                   159
                     *25,000       Vestcom Int'l., Inc.                    231
                                                                         1,370

Industrial Related - 20.0%                                              $3,152

Energy Resources & Services - 7.3%
                      *5,000       BJ Services Co.                      $  145
                       4,000       Diamond Offshore Drilling, Inc.         160
                      *6,000       Hanover Compressor Co.                  162
                     *16,000       Newpark Resources, Inc.                 178
                     *10,000       Quanta Services, Inc.                   147
                      *5,000       Sante Fe Int'l. Corp.                   151
                       4,600       Transocean Offshore, Inc.               205
                                                                         1,148

Industrial & Electronics Products - 9.3%
                      *4,000       AFC Cable Systems, Inc.                 142
                       7,000       Applied Power, Inc. - CL A              241
                       3,300       B.F. Goodrich Co.                       164
                     *12,000       JPM Co.                                 143
                       6,000       MascoTech, Inc.                         144
                      *6,000       Mettler-Toledo Int'l., Inc.             120
                     *10,000       Pentacon, Inc.                          119
                       3,000       Precision Castparts Corp.               160
                      *4,000       SPS Technologies, Inc.                  234
                                                                         1,467

Schedule of Investments (unaudited)                              June 30, 1998

MONETTA BALANCED FUND (CONTINUED)

                      Shares or                                      Quoted
                      Principle                                   Market Value
                       Amount                                    (In Thousands)

Mining/Mineral Resources - 1.8%
                       2,000       Aluminum Company of America             132
                       2,600       Reynolds Metals Co.                     145
                                                                           277

Miscellaneous - 1.6%
                       2,500       International Paper Co.                 108
                       4,000       Tenneco, Inc.                           152
                                                                           260

Financial Related - 3.9%                                                  $620

Financial Services - 3.9%
                      *3,500       Affiliated Managers Group, Inc.      $  130
                     *10,000       Imperial Credit Commercial
                                     Mortgage Investment                   131
                       4,600       Newcourt Credit Group, Inc.             226
                      *5,000       Security Capital Group Incorp.- CL A    133
                                                                           620

Medical Related - 4.7%                                                    $742

Medical Supplies - 1.1%
                       3,500       Allegiance Corp.                    $   179

Medical Technology - 1.0%
                      *6,000       SteriGenics Int'l, Inc.                 156

Pharmaceuticals - 2.0%
                      *5,500       ChiRex, Inc.                             97
                      *6,000       D & K Healthcare Resources, Inc.        129
                     *14,000       Vivus, Inc.                              84
                                                                           310

Physician Services - 0.6%
                     *10,000       Castle Dental Centers, Inc.              97

Technology Related - 6.2%                                                 $977

Computer/Office Equipment - 1.2%
                     *10,000       ScanSource, Inc.                     $  192

Semiconductors - 1.5%
                     *23,000       Aeroflex, Inc.                          239

Telecommunications/Equipment - 3.5%
                       4,000       AT & T Corp.                            229
                     *12,000       Comdial Corp.                           146
                     *15,000       REMEC, Inc.                             171
                                                                           546

Total Common Stock  (Cost $8,646) (a)                                    9,141

Variable Demand Notes - 5.0%
                     166,300       American Family - 5.25%                 166
                      93,800       General Mills - 5.27%                    94
                     166,100       Johnson Controls - 5.27%                166
                     364,700       Pitney Bowes - 5.27%                    365
                                                                           791


U.S. Treasury Notes - 7.8%
                     100,000       6.000% Due 10-15-99                     101
                     900,000       5.750% Due 11-15-00                     905
                     220,000       6.250% Due 02-15-03                     226
                                                                         1,232
Corporate Bonds - 21.5%
                     450,000       Chase Manhattan Corp.                   500
                                     9.750% Due 11-01-01
                     300,000       ONT- Global Bond                        317
                                     7.375% Due 01-27-03
                     550,000       Eli Lilly                               616
                                     8.375% Due 02-07-05
                     500,000       U.S. West Capital Funding               503
                                     6.295% Due 07-15-05
                     500,000       General Motors                          532
                                     7.100% Due 03-15-06
                     500,000       Dupont                                  572
                                     8.250% Due 09-15-06
                     300,000       Bank United Corp                        335
                                     8.875% Due 05-01-07
                                                                         3,375

Government Obligations - 5.1%
                     775,000       HUD Housing Urban Development
                                     6.410% Due 08-01-05                   806

Mortgage Obligations - 2.6%
                     400,000       Green Tree Home Imprv. Mortg.
                                     6.780% Due 06-15-28                   409

Total Investments - 100.1%  (Cost $15,155) (a)                          15,754

Other Assets Less Liabilities - (0.1%)                                    (23)

Net Assets - 100.0%                                                    $15,731

(a) Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $1,095; and aggregate gross unrealized depreciation is $496; resulting in net unrealized appreciation of $599 (in thousands).
See accompanying notes to financial statements.
*Non-income producing securities.

Schedule of Investments (unaudited)                              June 30, 1998

MONETTA INTERMEDIATE BOND FUND

                      Shares or                                      Quoted
                      Principle                                   Market Value
                       Amount                                    (In Thousands)

Preferred Stock - 2.6%
                       4,000       SI Financing
                                     9.5% Due 06/30/26                     108

Treasury Notes - 18.9%
                     200,000       5.500% Due 04/15/00                     200
                     200,000       6.625% Due 04/30/02                     208
                     100,000       6.000% Due 07/31/02                     102
                     200,000       5.750% Due 08/15/03                     202
                      75,000       6.500% Due 05/15/05                      79
                                                                           791

Municipal Taxable Bond - 1.0%
                      40,000       Sheboygan, WI TIF #6
                                     8.250% Due 03/15/03                    43

Corporate Bonds - 64.6%
                     260,000       Pacific Gas & Electric
                                    8.750% Due 01/01/01                    276
                     150,000       First Chicago Corp.
                                   11.250% Due 02/20/01                    169
                     300,000       Chase Manhattan
                                   9.750% Due 11/01/01                     334
                     150,000       Smithkline Beech
                                   6.625% Due 01/28/02                     152
                     175,000       Associates Corp NA
                                   6.875% Due 06/20/02                     179
                      50,000       Dayton Hudson
                                   9.750% Due 07/01/02                      56
                     100,000       National Rural Utility
                                   6.500% Due 09/15/02                     102
                     100,000       RJR Nabisco, Inc.
                                   8.625% Due 12/01/02                     104
                     100,000       ONT-Global Bond
                                   7.375% Due 01/27/03                     106
                     125,000       Texaco Capital  8.500% Due 02/15/03     138
                     100,000       Webb, Del E.
                                   9.750% Due 03/01/03                     103
                     200,000       Money Store  8.375% Due 04/15/04        221
                     100,000       Niagara Mohawk Power
                                   8.00% Due 06/01/04                      108
                     125,000       Eli Lilly  8.375% Due 02/07/05          140
                     200,000       U.S. West Capital Fund
                                   6.250% Due 07/15/05                     201
                     100,000       Salomon, Inc.  6.750% Due 01/15/06      103
                     100,000       Bank United Corp.  8.875% Due 05/01/07  112
                     100,000       LCI Int'l., Inc.  7.250% Due 06/15/07   100
                                                                         2,704

U. S. Government Agencies - 8.6%
                     250,000       HUD Housing Urban Development,
                                     6.360% Due 08/01/04                   258
                     100,000       Federal Home Loan Bank,
                                     6.440% Due 11/28/05                   104
                                                                           362

Mortgage Obligations - 0.3%
                      12,763       GNMA  8.500% Due 07/15/21                14

Variable Demand Notes - 2.5%
                      13,000       American Family - 5.25%                  13
                      40,600       Johnson Controls - 5.27%                 40
                      50,700       Pitney Bowes - 5.27%                     51
                                                                           104

Total Investments - 98.5%  (Cost $4,056) (a)                             4,126

Other Assets and Liabilities - 1.5%                                         61

Net Assets - 100.0%                                                     $4,187

(a) Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $70, and aggregate gross unrealized depreciation is less than $1 thousand, resulting in net unrealized appreciation of $70 (in thousands).

See accompanying notes to financial statements.

MONETTA GOVERNMENT MONEY MARKET FUND

                      Shares or                                     Quoted
                      Principle                                   Market Value
                       Amount                                    (In Thousands)

GOVERNMENT OBLIGATIONS - 99.9%

Federal Home Loan Bank  - 31.8%
                     290,000       Due 07/13/98                         $  289
                     355,000       Due 08/03/98                            353
                     260,000       Due 08/05/98                            259
                     660,000       Due 09/08/98                            653
                                                                         1,554

Federal National Mortgage Assoc. - 32.6%
                     695,000       Due 07/06/98                            695
                     507,000       Due 08/10/98                            504
                     279,000       Due 09/16/98                            276
                     122,000       Due 09/28/98                            120
                                                                         1,595

Federal Home Loan Mortgage Corp. - 35.5%
                     198,000       Due 07/08/98                            198
                     220,000       Due 07/15/98                            219
                     620,000       Due 08/17/98                            616
                     100,000       Due 08/21/98                             99
                     610,000       Due 08/27/98                            605
                                                                         1,737

Total Investments - 99.9%  (Cost $4,886) (a)                             4,886

Other Assets Less Liabilities - 0.1%                                         1

Net Assets - 100.0%                                                     $4,887

(a)  Cost is identical for book and tax purposes

See accompanying notes to financial statements.

Statements of Assets and Liabilities
June 30, 1998 (unaudited)
(In Thousands)

                                                         Small-Cap   Mid-Cap
                                                  Monetta   Equity    Equity
                                                     Fund     Fund      Fund

Assets:

 Investments at market value (cost: $139,317;
    $3,578; $22,267; $4,194; $15,155; $4,056;
    $4,886) (Note 1)                              $156,692  $3,825     $23,616

 Cash                                                    0     (a)           0

 Interest and dividends receivable                      54       1          14

 Receivable for securities sold                        598      52           0

Total Assets                                       157,344   3,878      23,630

Liabilities:

Payables:

  Custodial bank                                       524       0          26

  Investment advisory fees (Note 2)                    129       3          14

  Distribution and service charges payable               0       2          62

  Investments purchased                              1,309      63       1,148

  Fund shares redeemed                                   0       0           0

Accrued expenses                                       158       6           7

Total liabilities                                    2,120      74       1,257

Net assets                                        $155,224  $3,804     $22,373

Analysis of net assets:

  Paid in capital (b)                              124,475   3,578      17,221
  Accumulated undistributed net investment
    income (loss)                                   (532)     (31)        (25)
  Accumulated undistributed net realized gain      13,906       10       3,778
  Net unrealized appreciation on investments       17,375      247       1,349

Net assets                                       $155,224   $3,804     $22,373

Net asset value, offering price, and redemption
price per share (8,894 shares of capital stock
and 263; 1,407; 308; 1,081; 397; 4,887 shares
of beneficial interest issued and outstanding
respectively)                                     $17.45    $14.47      $15.91



                                          Large-Cap              Inter. Gov't
                                             Equity  Balanced     Bond  Money Market
                                               Fund      Fund     Fund   Fund
Assets:

 Investments at market value (cost: $139,317;
  $3,578; $22,267; $4,194; $15,155; $4,056;
  $4,886) (Note 1)                           $4,384   $15,754   $4,126  $4,886

  Cash                                          (a)         0        0       7

  Interest and dividends receivable               5       104       67       0

  Receivable for securities sold                  0       129        0       0

Total Assets                                  4,389    15,987    4,193   4,893

Liabilities:

Payables:

  Custodial bank                                  0        38        1       0

  Investment advisory fees (Note 2)               2         5        1       0

  Distribution and service charges payable        8        18        2       0

  Investments purchased                          62       189        0       0

  Fund shares redeemed                            0         1        0       0

Accrued expenses                                  4         5        2       6

  Total liabilities                              76       256        6       6

Net assets                                   $4,313   $15,731   $4,187  $4,887

Analysis of net assets:

  Paid in capital (b)                         3,626    14,455    4,097   4,887

Accumulated undistributed net investment
  income (loss)                                 (a)         7        5       0

  Accumulated undistributed net realized gain   497       670       15       0

  Net unrealized appreciation on investments    190       599       70       0

  Net assets                                 $4,313   $15,731   $4,187  $4,887

Net asset value, offering price, and redemption
price per share (8,894 shares of capital stock
and 263; 1,407; 308; 1,081; 397; 4,887 shares
of beneficial interest issued and outstanding
respectively)                                $14.01    $14.55   $10.53   $1.00

 See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

(b) Amount for Monetta Fund represents $89 of $0.01 par value and $124,386 of additional paid in capital, 100 million shares are authorized. Each fund of Monetta Trust has an unlimited number of no par value share of beneficial interest authorized.

Statements of Operations
Six Months Ended June 30, 1998 (unaudited)
(In Thousands)

                                                    Small-Cap         Mid-Cap
                                         Monetta       Equity          Equity
                                            Fund         Fund            Fund

Investment income and expenses:
Investment income:
 Interest                                   $321           $4            $106
 Dividend                                    227            1              47
 Other income                                 52            0               4

Total investment income                      600            5             157

Expenses:
 Investment advisory fee (Note 2)            832           12              84
 Distribution expense                          0            4              28
 Custodial fees and bank cash management fee  26            1               5
 Transfer & shareholder servicing agent fee  274           19              15
 Other                                         0            0               0

Total expenses                             1,132           36             132
 Expenses waived and reimbursed                0            0               0

Expenses net of waived and reimbursed
 expenses                                  1,132           36             132

Net investment income (loss)               (532)         (31)              25

Realized and unrealized gain on investments:
Realized gains on investments:
 Proceeds from sales                      84,828        2,546          15,658
 Cost of securities sold                  76,297        2,566          13,649

Net realized gain (loss) on investments    8,531         (20)           2,009

Net unrealized appreciation on investments:
 Beginning of period                      23,225          117           2,041
 End of period                            17,375          247           1,349

Net change in net unrealized appreciation
(depreciation) on investments during the
 period                                   (5,850)          130           (692)

Net realized and unrealized gain on
 investments                                2,681          110           1,317

Net increase in net assets from
 operations                                $2,149          $79          $1,342

                                 Large-Cap                 Inter.      Gov't
                                    Equity  Balanced         Bond  Money Market
                                      Fund      Fund         Fund        Fund

Investment income and expenses:
Investment income:
 Interest                              $20      $207         $132        $135
 Dividend                               17        22            3           0
 Other income                            0         0          (a)         (a)

Total investment income                 37       229          135         135

Expenses:
 Investment advisory fee (Note 2)       16        30            7           6
 Distribution expense                    5        19            5           3
 Custodial fees and bank cash
  management fee                         2         4            1           1
 Transfer and shareholder servicing
  agent fee                             14         9            2           8
 Other                                 (a)       (a)            0           0

Total expenses                          37        62           16          18
 Expenses waived and reimbursed          0         0          (4)         (9)

Expenses net of waived and
 reimbursed expenses                    37        62           12           9

Net investment income (loss)           (a)       167          123         126

Realized and unrealized gain on investments:
Realized gains on investments:
 Proceeds from sales                 3,043     6,305          847      13,943
 Cost of securities sold             2,815     6,085          832      13,943

Net realized gain (loss) on
investments                            228       220           15           0

Net unrealized appreciation on investments:
 Beginning of period                   199       351           57           0
 End of period                         190       599           70           0

Net change in net unrealized appreciation (depreciation)
  on investments during the period     (9)       248           13           0

Net realized and unrealized gain on
 investments                           219       468           28           0

Net increase in net assets from
 operations                           $219      $635         $151        $126


See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

Statements of Changes in Net Assets
Six Months Ended June 30, 1998 (unaudited) and Year Ended December 31, 1997 (In Thousands)

                                                    Small-Cap       Mid-Cap
                                      Monetta        Equity         Equity
                                       Fund           Fund           Fund


                                1998    1997    1998   1997**  1998    1997

From investment activities:

Operations:
 Net investment income (loss)    $(532)  $(396)   $(31)   $(11)   $25    $(56)

 Net realized gain (loss) on
  investments                     8,531  31,669    (20)    140  2,009    6,384

 Net change in net unrealized
  appreciation (depreciation)
  on investment during
  the period                    (5,850)   5,097    130     117  (692)   (1,142)

Net increase (decrease) in net
 assets from operations          2,149  36,370     79     246  1,342     5,186

 Distribution from net
 investment income                   0       0      0       0      0       (a)

 Distribution from short-term
 capital gains, net (b)              0 (15,860)     0    (99)      0   (1,696)

Distribution from net
 realized gains                      0  (6,981)     0       0      0   (3,032)

Increase (decrease) in net assets
  from investment activities     2,149   13,529    79     147   1,342      458

From capital transactions (Note 3):

Proceeds from shares sold        5,728   13,641 1,460   2,498   1,034    5,590

Net asset value of shares issued
 through dividend reinvestment       0   22,534     0      95       0    4,686

Cost of shares redeemed       (16,068) (97,806) (253)   (222) (1,911)  (6,164)

Increase (decrease) in net assets
  from capital transactions   (10,340) (61,631) 1,207   2,371   (877)    4,112

Total increase (decrease)
 in net assets                 (8,191) (48,102) 1,286   2,518     465    4,570

Net assets at beginning of
 period                        163,415  211,517 2,518       0  21,908   17,338

Net assets at end of period*  $155,224 $163,415 $3,804 $2,518 $22,373  $21,908

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

(b) Distributions of short-term capital gains are included as ordinary income for tax purposes.

*Including undistributed net investment income at the beginning of the period of $1 thousand, for the Mid-Cap Equity Fund.

**For period from 2/1/97 through 12/31/97.

Statements of Changes in Net Assets
Six Months Ended June 30, 1998 (unaudited) and Year Ended December 31, 1997 (In Thousands)

                     Large-Cap                    Intermediate      Government
                      Equity         Balanced         Bond        Money Market
                       Fund            Fund           Fund             Fund

                  1998     1997    1998    1997    1998    1997    1998   1997

From investment
activities:

Operations:

 Net investment income
 (loss)          $(a)      $(2)    $167    $156    $123    $182    $126   $267

 Net realized gain (loss) on
 investments      228       831     220   1,171      15      18       0      0

 Net change in net unrealized appreciation
 (depreciation) on investments during
 the period       (9)      (11)     248     236      13      70       0      0

Net increase (decrease) in net assets
 from operations  219       818     635   1,563     151     270      126   267

 Distribution from net investment
 income             0         0   (162)   (154)   (119)   (181)    (126) (267)

 Distribution from short-term capital
 gains,net (b)      0     (296)       0   (676)       0    (14)        0     0

 Distribution from net realized
 gains              0     (275)       0    (56)       0     (a)        0     0


Increase (decrease) in net assets
 from investment
 activities       219      247      473     677      32      75        0     0


From capital transactions (Note 3):

Proceeds from shares
 sold            483     2,135    4,280   9,742     829   1,371   3,376  6,338

Net asset value of shares issued
 through dividend
 reinvestment      0       559       91     618     109     170     122    252

Cost of shares
 redeemed      (654)     (964)  (1,167) (1,319)   (716)   (452) (3,074) (8,358)


Increase (decrease) in net
 assets from capital
 transactions  (171)     1,730    3,204   9,041     222   1,089     424 (1,768)


Total increase (decrease) in net
 assets          48      1,977    3,677   9,718     254   1,164     424 (1,768)


Net assets at beginning of
 period       4,265      2,288   12,054   2,336   3,933   2,769   4,463  6,232


Net assets at end of
 period*     $4,313     $4,265  $15,731 $12,054  $4,187  $3,933  $4,887 $4,464

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

(b) Distributions of short-term capital gains are included as ordinary income for tax purposes.

*Including undistributed net investment income at the beginning of the period of $2 thousand, for the Balanced Fund.

Notes to Financial Statements                                    June 30, 1998

1.    SIGNIFICANT ACCOUNTING POLICIES:
Monetta Fund, Inc. ("Monetta Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The primary objective of the Monetta Fund is capital appreciation by investing primarily in equity securities believed to have growth potential. The Fund generally invests in companies with a market capitalization range of $50 million to $1 billion.

Monetta Trust ("the Trust") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The following funds are series of the Trust:

Small-Cap Equity Fund. The primary objective of this fund is capital appreciation. The Fund typically invests in companies with a market capitalization of less than $1 billion.

Mid-Cap Equity Fund. The primary objective of this fund is long-term capital growth by investing in common stocks believed to have above-average growth potential. The Fund typically invests in companies within a market capitalization range of $1 billion to $5 billion.

Large-Cap Equity Fund. The primary objective of this fund is to seek long-term capital growth by investing in common stocks believed to have above-average growth potential. The Fund typically invests in companies with market capitalization of greater than $5 billion.

Balanced Fund. The objective of this fund is to seek a favorable total rate of return through capital appreciation and current income consistent with preservation of capital, derived from investing in a portfolio of equity and fixed income securities.

Intermediate Bond Fund. The objective of this fund is to seek high current income consistent with the preservation of capital by investing primarily in marketable debt securities.

Government Money Market Fund. The primary objective of this fund is to seek maximum current income consistent with safety of capital and maintenance of liquidity. The Fund invests in U.S. Government securities maturing in thirteen months or less from the date of purchase and repurchase agreements for U.S. Government securities. U.S. Government securities include securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

Monetta Family of Mutual Funds is comprised of Monetta Fund, Inc., and each of the Trust Series and is collectively referred to as the "Funds." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles:

      (a)   Securities Valuation
Investments are stated at market value based on the last reported sale price on national securities exchanges, or the NASDAQ Market, on the last business day of the period. Listed securities and securities traded on the over-the-counter markets that did not trade on the last business day are valued at the mean between the quoted bid and asked prices. Short-term securities, including all securities held by the Government Money Market Fund, are stated at amortized cost, which is substantially equivalent to market value.

      (b)   Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires the Funds' management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

      (c)   Federal Income Taxes
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required.

     (d)   General
Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the first-in, first-out cost basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Bond Discount/Premium is amortized on a straight-line basis over the life of each applicable security. Other income primarily represents income received, as a member of a class of plaintiffs, from the favorable settlement of class action suits, which arose in connection with security holdings of the Funds in prior periods.

      (e)   Distributions of Incomes and Gains
Distributions to shareholders are recorded by the Funds (except for the Government Money Market Fund) on the ex-dividend date. The Government Money Market Fund declares dividends daily and automatically reinvests such dividends daily. Due to inherent differences in the characterization of short-term capital gains under generally accepted accounting principles and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ. These differences are permanent in nature and may result in distributions in excess of book basis net investment income for certain periods.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

Notes to Financial Statements

2.    RELATED PARTIES:
Robert S. Bacarella is an officer and director of the Funds and also an officer, director, and majority shareholder of the investment advisor, Monetta Financial Services, Inc. ("Advisor"). For the six months ended June 30, 1998, remuneration required to be paid to all interested Directors or Trustees has been absorbed by the Advisor. Fees paid to outside Directors or Trustees have been absorbed by the respective Funds.

Each Fund pays an investment advisory fee to the Advisor, based on that Fund's individual net assets, payable monthly at the annual rate of 1.0% for Monetta Fund, 0.75% for the Small-Cap, Mid-Cap, and Large-Cap Equity Funds; 0.40% for the Balanced Fund; 0.35% for Intermediate Bond Fund; and 0.25% for the Government Money Market Fund. From these fees the Advisor pays all the Fund's ordinary operating expenses other than the advisory fee, distribution charges (Trust only) and charges of the Fund's custodian and transfer agent.
Investment advisory fees waived for the six months ended June 30, 1998, for the Intermediate Bond Fund were $4,244 of total fees of $7,427. Investment advisory fees waived, 12B-1 fees waived, and expenses paid by the Advisor through June 30, 1998, for the Government Money Market Fund were $6,131, $2,452 and $330, respectively. Additionally, brokerage commissions of $2,765 were paid by the Monetta Fund, to Monetta Investment Services, L.L.C. during the six months ended June 30, 1998.

Shares Owned by the Advisor

                      Monetta    Small-Cap      Mid-Cap       Large-Cap
                         Fund         Fund         Fund            Fund

Number of Shares        3.338       17,946        9,407          12,850
% of Fund               0.04%        6.82%        0.67%           4.17%

                     Balanced     Intermediate Bond     Government Money
                         Fund                  Fund                 Fund

Number of Shares       60,525                80,956              525,180
% of Fund               5.60%                20.37%               10.75%



3.CAPITAL STOCK AND SHARE UNITS:
There are 100,000,000 shares of $0.01 par value capital stock authorized for the Monetta Fund. There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.

                             Small-Cap  Mid-Cap Large-Cap          Inter. Gov't Money
                       Monetta  Equity   Equity    Equity Balanced   Bond    Market
(In Thousands)            Fund   Fund*     Fund      Fund     Fund   Fund    Fund
1997 beginning shares   13,352       0    1,170       187     185     271   6,232
Shares sold                752     190      341       161     723     133   6,338
Shares issued upon
  dividend reinvestment  1,289       7      315        42      43      17     252
Shares redeemed        (5,933)    (16)    (363)      (71)    (95)    (44)  (8,358)
Net increase (decrease) in
  shares outstanding   (3,892)     181      293       132     671     106  (1,768)
1998 beginning shares    9,460     181    1,463       319     856     377   4,464
Shares sold                312      99       65        35     298      79   3,375
Shares issued upon
  dividend reinvestment      0       0        0         0       6      10     122
Shares redeemed          (878)    (17)    (121)      (46)    (79)    (68)  (3,074)
Net increase (decrease) in
  shares outstanding     (566)      82     (56)      (11)     225      21     423
Ending shares            8,894     263    1,407       308   1,081     397   4,887

* Inception date February 1, 1997

4.  PURCHASES AND SALES OF INVESTMENT SECURITIES:
The cost of purchases and proceeds from sales of securities for the six months ended June 30, 1998, excluding short-term securities were: Monetta Fund $72,454,712 and $84,828,133; Small-Cap Fund $3,738,268 and $2,546,400;
Mid-Cap Fund $12,458,894 and $15,658,112; Large-Cap Fund $2,783,011 and
$3,042,739; Balanced Fund $9,372,043 and $6,304,931; and Intermediate Bond Fund $2,223,833 and $846,887. The costof purchases and proceeds from the sales of government securities included in the preceding numbers were as follows: Balanced Fund $0 and $455,766; and Intermediate Bond Fund $79,875 and $221,438.

5.  DISTRIBUTION PLAN:
The Trust and its shareholders have adopted a service and distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Small-Cap, Mid-Cap, Large-Cap, Balanced, and Intermediate Funds and up to 0.10% for the Government Money Market Fund are accrued daily. The distributor is Funds Distributor, Inc.

Notes to Financial Statements

6. FINANCIAL HIGHLIGHTS:
Financial highlights for Monetta Fund for a share of capital stock outstanding throughout the period is presented below:

MONETTA FUND

                          Six Months
                       Ended 6/30/98
                         (unaudited)      1997      1996       1995      1994
Net asset value at
  beginning of period       $17.274    $15.842   $15.591    $14.515   $15.539

Net investment income
  (loss)                    (0.058)    (0.041)   (0.079)      0.029   (0.026)

Net realized and
 unrealized gain (loss)
 on investments              0.236       4.223     0.330      4.075   (0.938)

Total from investment
 operations:                 0.178       4.182     0.251      4.104   (0.964)

Less:
Distributions from net
  investment income          0.000       0.000     0.000    (0.028)    0.000

Distributions from short-
 term capital gains,net(a)   0.000      (1.910)    0.000    (3.000)   (0.060)

Distributions from net
 realized gains              0.000      (0.840)    0.000     0.000     0.000

Total distributions          0.000      (2.750)    0.000    (3.028)  (0.060)

Net asset value at end of
  period                   $17.452      $17.274  $15.842    $15.591  $14.515

Total return                 1.04%**     26.18%    1.60%     28.02%   (6.21%)

Ratio to average net assets:
 Expenses*                   1.37%        1.48%    1.38%      1.36%     1.35%
 Net investment income*    (0.32%)      (0.24%)  (0.51%)      0.18%   (0.15%)
 Portfolio turnover          47.0%**      97.8%   204.8%     272.0%    191.3%
 Net assets ($ millions)    $155.2       $163.4   $211.5     $362.7    $364.9

MONETTA FUND

                             1993     1992     1991     1990    1989    1988

Net asset value at
beginning of period       $15.992  $15.731  $10.963  $10.441  $9.933  $9.649

Net investment
income (loss)              (0.28)    0.006    0.081    0.103   0.219   0.106

Net realized and unrealized
gain (loss) on investments  0.105    0.855    6.037    1.106   1.274   2.158

Total from investment
operations:                 0.077    0.861    6.118    1.209   1.493   2.264

Less:

Distributions from net
 investment income          0.000  (0.006)  (0.081)  (0.103) (0.219) (0.106)

Distributions from short-term
 capital gains, net(a)    (0.475)  (0.594)  (1.208)  (0.584) (0.766) (1.874)

Distributions from net
 realized gains           (0.055)    0.000  (0.061)    0.000   0.000   0.000

Total Distribution         (0.530  (0.600)  (1.350)  (0.687) (0.985) (1.980)

Net assest value at
 end of period            $15.539  $15.992  $15.731  $10.963 $10.441  $9.933

Total return                0.49%    5.49%   55.90%   11.37%  15.20%  23.07%

Ratio to average net assets:
 Expenses*                  1.38%    1.45%    1.42%    1.50%   1.57%   1.50%
 Net Investment income*   (0.19%)    0.16%    0.93%    1.09%   2.18%   0.96%
 Portfolio turnover        226.9%   126.6%   153.8%   206.5%  258.4%  170.4%

Net assets ($millions)     $524.3   $408.0    $57.1     $6.1    $3.5    $2.6

*If certain expenses had not been assumed by the investment advisor in 1989, the ratios of expenses and net investment income to average net assets would have been 1.83% and 1.92%, respectively.

** Not annualized.

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.

(b) Represents the average commissions paid on equity transactions entered into during the period where commissions were applicable. This disclosure is not applicable for periods prior to 1996.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.

Notes to Financial Statements

Financial highlights for each Fund of the Trust for a share outstanding throughout the period are as follows:

                                       Small-Cap                       Mid-Cap
                                     Equity Fund                   Equity Fund

                                      Six Months        2/1/97      Six Months
                                   Ended 6/30/98       Through   Ended 6/30/98
                                     (unaudited)      12/31/97     (unaudited)

Net asset value at beginning of period   $13.900       $10.000         $14.975

Net investment income (loss)             (0.139)       (0.148)         (0.018)

Net realized and unrealized gain (loss)
  on investments                           0.705         4.878           0.912

Total from investment operations           0.566         4.730           0.930

Less:
  Distributions from net investment
   income                                  0.000         0.000           0.000

  Distributions from short-term capital
   gains, net (a)                          0.000       (0.830)           0.000

  Distributions from net realized gains    0.000         0.000           0.000

Total distributions                        0.000       (0.830)           0.000
Net asset value at end of period          14.466       $13.900          15.905
Total return*                            4.10%**        47.17%         6.21%**

Ratios to average net assets:
  Expenses                                 2.26%         1.75%           1.18%
  Net investment income                (0.95%)**       (1.13%)         0.11%**
  Portfolio turnover                     83.1%**        138.8%           66.5%
  Net assets ($ thousands)                $3,804        $2,518         $22,373


                                                    Mid-Cap
                                                   Equity Fund
                                                                             3/1/93
                                                                            Through
                                           1997    1996    1995     1994   12/31/93

Net asset value at beginning of period  $14.814 $11.962 $12.199  $12.537    $10.000

Net investment income (loss)             (0.045)  0.044   0.059    0.071      0.006

Net realized and unrealized gain (loss)
 on investments                           4.296   2.852   2.874    0.193      3.531

Total from investment operations          4.251   2.896   2.933    0.264        3.537

Less:
 Distributions from net investment
  income                                  0.000  (0.044) (0.050)  (0.069)   (0.006)

 Distributions from short-term capital
  gains, net (a)                         (1.452)  0.000  (2.990)  (0.533)   (0.994)

Distributions from net realized gains    (2.638)  0.000  (0.130)   0.000      0.000
 Total distributions                     (4.090) (0.044) (3.170)  (0.602)   (1.000)
Net asset value at end of period        $14.975 $14.814 $11.962  $12.199    $12.537
Total return*                            29.14%  24.20%  24.54%    2.17%     35.40%

Ratios to average net assets:
 Expenses                                 1.26%   1.23%   1.25%    1.30%      1.12%
 Net investment income                  (0.28%)   0.32%   0.44%    0.57%      0.07%
 Portfolio turnover                      137.8%   93.3%  254.4%   210.0%     128.1%
 Net assets ($ thousands)               $21,908 $17,338 $14,216  $11,736     $9,841

* Ratios and total return for the year of inception are calculated from the date of inception to the end of the period.

** Not annualized.

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.

(b) Represents the average commissions paid on equity transactions entered into during the period where commissions were applicable. This disclosure is not applicable for periods prior to 1996.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions that are based on shares outstanding at record date.

Notes to Financial Statements

 Monetta Trust Continued:

                                                  Large-Cap
                                                Equity Fund

                                        Six Months                      9/1/95
                                     Ended 6/30/98                     Through
                                       (unaudited)     1997     1996  12/31/95

Net asset value at beginning of period     $13.359  $12.266  $10.571   $10.000

Net investment income                       (0.001)  (0.007)   0.023     0.005

Net realized and unrealized gain (loss)
 on investments                              0.649    3.250    2.928     0.570

Total from investment operations             0.648    3.243    2.951     0.575
 Less:
  Distributions from net investment
   income                                    0.000    0.000   (0.023)   (0.004)

  Distributions from short-term capital
  gains, net (a)                             0.000   (1.113)  (1.188)     0.000

  Distributions from net realized gains      0.000   (1.037)  (0.045)     0.000
Total distributions                          0.000   (2.150)  (1.256)   (0.004)
Net asset value at end of period            14.007  $13.359  $12.266   $10.571
Total return*                              4.87%**   26.64%   28.20%     5.74%

Ratios to average net assets:
  Expenses                                   1.71%    1.51%    1.51%     0.69%
  Net investment income                  (0.01%)**  (0.05%)    0.31%     0.05%
  Portfolio turnover                       74.8%**   123.2%   152.7%     38.2%
  Net assets ($ thousands)                  $4,313   $4,265   $2,288    $1,072

                                                        Balanced
                                                          Fund

                                        Six Months                      9/1/95
                                     Ended 6/30/98                     Through
                                       (unaudited)     1997     1996  12/31/95

Net asset value at beginning of period     $14.078  $12.643  $10.605   $10.000

Net investment income                        0.161    0.264    0.132     0.009

Net realized and unrealized gain (loss)
 on investments                              0.466    2.398    2.598     0.602
Total from investment operations             0.627    2.662    2.730     0.611
 Less:
  Distributions from net investment
   income                                   (0.150)  (0.224)  (0.132)   (0.004)

  Distributions from short-term capital
   gains, net (a)                            0.000   (0.927)  (0.560)   (0.002)

  Distributions from net realized gains      0.000   (0.076)   0.000     0.000
Total distributions                         (0.150)  (1.227)  (0.692)   (0.006)
Net asset value at end of period           $14.555  $14.078  $12.643   $10.605
Total return*                              4.39%**   21.21%   25.94%     6.16%

Ratios to average net assets:
 Expenses                                    0.83%    1.02%    1.40%     0.91%
 Net investment income                     1.10%**    1.88%    1.54%     0.08%
 Portfolio turnover                        46.0%**   115.9%   117.8%     54.8%
 Net assets ($ thousands)                  $15,731  $12,054   $2,336      $410

*Ratios and total return for the year of inception are calculated from the date of inception to the end of the period.

** Not annualized.

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.

(b) Represents the average commissions paid on equity transactions entered into during the period where commissions were applicable. This disclosure is not applicable for periods prior to 1996.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions that are based on shares outstanding at record date.

Notes to Financial Statements

Monetta Trust Continued:


                                                Intermediate
                                                  Bond Fund

                                      Six Months     3/5/93
                                   Ended 6/30/98   Through
                                     (unaudited)       1997     1996      1995
Net asset value at beginning of period    10.445    $10.208  $10.244    $9.624

Net investment income                      0.302      0.599    0.612     0.655

Net realized and unrealized gain (loss)
 on investments                            0.077      0.278    0.019     0.740

Total from investment operations           0.379      0.877    0.631     1.395
 Less:
  Distributions from net
   investment income                     (0.290)    (0.592)  (0.612)   (0.655)

  Distributions from short-term capital
   gains, net (a)                         0.000     (0.047)  (0.055)   (0.120)

  Distributions from net
   realized gains                         0.000     (0.001)   0.000     0.000
Total distributions                      (0.290)    (0.640)  (0.667)   (0.775)
Net asset value at end of period        $10.534    $10.445  $10.208   $10.244
Total return*                           3.58%**      8.91%    6.46%    14.84%

Ratios to average net assets:
 Expenses - Net                           0.54%      0.65%    0.55%     0.27%
 Expenses - Gross (b)                     0.64%      0.87%    0.85%     0.75%
 Net investment income                  2.87%**      5.82%    5.75%     5.94%
 Net investment income-Gross (b)        2.77%**      5.60%    5.45%     5.46%
 Portfolio turnover                     16.3%**      96.7%    28.9%     75.1%
 Net assets ($ thousands)                $4,187     $3,933   $2,769    $3,589

                                                 Intermediate
                                                  Bond Fund
                                                  Continued

                                                                 3/05/93
                                                                Through
                                                      1994      12/31/93
Net asset value at beginning of period             $10.345       $10.000

Net investment income                                0.589         0.357

Net realized and unrealized gain (loss)
 on investments                                      (.690)        0.447
Total from investment operations                    (0.101)        0.804
 Less:
  Distributions from net investment income          (0.580)       (0.357)

  Distributions from short-term capital             (0.040)       (0.102)

  Distributions from net realized gains              0.000         0.000
Total distributions                                 (0.620)       (0.459)
Net asset value at end of period                    $9.624       $10.345
Total return*                                       (1.04%)        8.17%

Ratios to average net assets:
 Expenses - Net                                      0.28%         0.28%
 Expenses - Gross (b)                                0.88%         0.75%
 Net investment income                               5.94%         4.13%
 Net investment income - Gross (b)                   5.34%         3.66%
 Portfolio turnover                                  94.5%         32.3%
 Net assets ($ thousands)                           $3,010        $2,959

* Ratios and total return for year of inception are calculated from date of inception to the end of the period.

** Not annualized.

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.

(b) Ratios of expenses and net income adjusted to reflect investment advisory fees and charges of the Trust's custodian and transfer agent assumed by the investment advisor.

The per share rates are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.

Notes To Financial Statements

 Monetta Trust Continued:

                                                 Government Money
                                                    Market Fund

                       Six Months    3/1/93
                    Ended 6/30/98   Through
                      (unaudited)      1997    1996     1995     1994  12/31/93

Net asset value at
 beginning of period        1.000    $1.000  $1.000   $1.000   $1.000   $1.000

Net investment income       0.025     0.050   0.049    0.059    0.040    0.023

Net realized and
 unrealized gain (loss)
 on investments             0.000     0.000   0.000    0.000    0.000    0.000
Total from investment
 operations                 0.025     0.050   0.049    0.059    0.040    0.023
Less:
 Distributions from net
  investment income        (0.025)   (0.050) (0.049)  (0.059)  (0.040)  (0.023)

 Distributions from
  short-term capital
  gains, net                0.000     0.000   0.000    0.000    0.000    0.000

 Distributions from
  net realized gains        0.000     0.000   0.000    0.000    0.000    0.000
Total distributions        (0.025)   (0.050) (0.049)  (0.059)  (0.040)  (0.023)
Net asset value at
 end of period             $1.000    $1.000  $1.000   $1.000   $1.000   $1.000
Total return*             2.57%**     5.15%   5.06%    5.87%    4.04%    2.21%

Ratios to average net assets:
 Expenses - Net             0.37%     0.39%   0.31%    0.07%     0.0%    0.03%
 Expenses - Gross (a)       0.73%     0.76%   0.67%    0.59%    0.66%    0.69%
 Net investment income    2.54%**     5.02%   4.95%    5.69%    4.04%    2.32%
 Net investment
  income - Gross (a)      2.36%**     4.65%   4.59%    5.17%    3.39%    1.66%
 Net assets ($ thousands)  $4,887    $4,464  $6,232   $4,393   $3,315   $1,859


* Ratios and total return for year of inception are calculated from date of inception to the end of the period.

** Not annualized.

(a) Ratios of expenses and net income adjusted to reflect investment advisory fees and charges of the Trust's custodian and transfer agent assumed by the investment advisor.

The per share rates are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.

Semi-Annual Report
June 30, 1998

MONETTA FAMILY OF MUTUAL FUNDS

Monetta Fund, Inc.

Monetta Small-Cap Equity Fund

Monetta Mid-Cap Equity Fund

Monetta Large-Cap Equity Fund

Monetta Balanced Fund

Monetta Intermediate Bond Fund

Monetta Government Money Market Fund

No-Load
Mutual Funds

Monetta Family of Mutual Funds
1776-A South Naperville Road
Suite 100
Wheaton, Illinois  60187
1-800-MONETTA (666-3882)
www.monetta.com

Distributed by Funds Distributor, Inc.